SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

           New York                       000-6620               16-0928561
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

       6635 Kirkville Road, East Syracuse, New York                 13057
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         (Address of Principal Executive Offices)                 (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated August 10, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 10, 2004, Anaren, Inc. issued a correction release for the fiscal year ended June 30, 2004. A copy of the correction release is attached as
Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ANAREN, INC.

Date: August 10, 2004                          By: /s/ Lawrence A. Sala
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                                                   Lawrence A. Sala
                                                   President and
                                                   Chief Executive Officer